Pay vs Performance Disclosure	12 Months Ended
	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)
Pay vs Performance Disclosure [Table]
Pay vs Performance [Table Text Block]

Pay Versus Performance

								Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for First PEO (1)		Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (1) (3) (4)	Compensation Actually Paid to Second PEO (1) (3) (4)	Average Summary Compensation Table Total for non-PEO NEOs (2)	Average Compensation Actually Paid to non-PEO NEOs (2) (3) (4)	Total Shareholder Return	Peer Group Total Shareholder Return (5)	Net Income (In Thousands)	Percentage Change in Net Income
2022	$	N/A	$1,655,770	N/A	$1,755,304	$1,199,984	$1,282,556	$160.90	$174.38	$110,354	29.2%
2021		1,633,231	1,417,298	$1,649,360	1,428,059	710,165	706,983	137.88	213.21	85,428	22.9%
2020		1,153,987	N/A	1,598,750	N/A	631,430	898,133	128.47	131.82	69,500	13.8%

(1)	Randolph L. Marten served as our Chief Executive Officer until May 2021, at which time Timothy M. Kohl was promoted to the position.

(2)

The amounts for 2022 are the average compensation for Mr. Marten, James J. Hinnendael and Douglas P. Petit; for 2021 are for Mr. Hinnendael, John H. Turner and Mr. Petit; and, for 2020 are for Mr. Kohl, Mr. Hinnendael and Mr. Turner.

(3)

Compensation actually paid is computed for each year as the total compensation in our Summary Compensation Table beginning on page 27, less the aggregate grant date fair value of performance unit awards and stock option awards included in the table – with the following added to the calculated compensation: (a) the fair value of such awards granted during each year as of the end of the year for outstanding and unvested awards; (b) the change in the fair value of such awards granted in prior years from the end of the prior year to the fair value as of the vesting date for vested awards or to the end of the year for outstanding and unvested awards; and (c) dividends paid on shares in certain officers’ accounts within our deferred compensation plan.

(4)

The assumptions used in the valuation of the performance unit awards and stock option awards for the computation of compensation actually paid do not materially differ from the methodologies used to value such awards in our financial statements calculated in accordance with FASB ASC 718, Compensation-Stock Compensation.

(5)

The total shareholder return for our peer group is based on our peer group included in the comparative stock performance graph in Part II, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities section of our Annual Report on Form 10-K for the year ended December 31, 2022.

Non-PEO NEO Average Total Compensation Amount	$ 1,199,984	$ 710,165	$ 631,430
Non-PEO NEO Average Compensation Actually Paid Amount	$ 1,282,556	706,983	898,133
Compensation Actually Paid vs. Company Selected Measure [Text Block]

Compensation actually paid to our First PEO, Mr. Marten, increased approximately 3.2% from 2020 to 2021. Compensation actually paid to our Second PEO, Mr. Kohl, increased approximately 22.9% from 2021 to 2022. The larger increase from 2021 to 2022 is due, in part, to Mr. Kohl receiving a 24.1% increase in base salary effective April 2021 in connection with his appointment as Chief Executive Officer. While individual compensation for all non-PEO NEOs increased from 2020 to 2021, the change in the composition of the individuals identified as non-PEO NEOs, including the exclusion of Mr. Kohl in 2021 due to his transition to the Second PEO, led to a decrease of 21.3% in average compensation actually paid to non-PEO NEOs from 2020 to 2021. Average compensation actually paid to non-PEO NEOs increased 81.4% from 2021 to 2022. Again, this increase was materially impacted by the change in the composition of the individuals identified as non-PEO NEOs, including the inclusion of Mr. Marten in the calculation in 2022 due to his transition from First PEO in 2021 to a non-PEO NEO in 2022 while maintaining a higher compensation level.

Our net income was $69.5 million, $85.4 million and $110.4 million in 2020, 2021 and 2022, respectively. This equates to a 13.8% increase in net income from 2019 to 2020, a 22.9% increase in net income from 2020 to 2021 and a 29.2% increase in net income from 2021 to 2022.

As discussed above under the heading “Annual Compensation Components,” the primary elements of our executive compensation are base salary compensation, annual incentive compensation, equity-based compensation and executive benefits and perquisites. Our annual incentive compensation is designed to encourage and reward increases in net income on an annual basis and our equity-based compensation is designed to encourage and reward increases in net income on both an annual and long-term basis. In particular, the bonus pool for named executive officers for cash bonus awards under our Second Amended and Restated Executive Officer Performance Incentive Plan and a component of the vesting of performance unit awards under our 2015 Equity Incentive Plan are based on the percentage change in net income over the prior year after exceeding an established percentage change net income goal. As a result, putting aside unique events that impacted the calculations in the table above, increases in the compensation actually paid to our PEOs and non-PEO NEOs generally move in tandem with increases to our net income and as well as the percentage change in net income. The company-selected measurement of the percentage change in net income is the sole financial metric used by us for linking compensation actually paid to executives for performance in the most recent fiscal year. We believe that the percentage increase in net income as a measure encompasses both revenue growth and margin improvement, which is why we believe that it alone is the most appropriate metric to evaluate our financial performance.

Based on an initial fixed investment of $100 as of December 31, 2019, including reinvestment of dividends, our cumulative total shareholder return as of December 31, 2020, 2021 and 2022 was $128.47, $137.88 and $160.90, respectively. Our peer group cumulative total shareholder return similarly calculated as of December 31, 2020, 2021 and 2022 was $131.82, $213.21 and $174.38, respectively. Excluding 2021, we believe our total shareholder return is competitive with our peer group total shareholder return, especially in the long-term based on the three-year cumulative return as of December 31, 2022. We also believe the increases in compensation actually paid to our PEOs and non-PEO NEOs generally align with the increases in our cumulative total shareholder returns.

Total Shareholder Return Amount	$ 160.90	137.88	128.47
Peer Group Total Shareholder Return Amount	174.38	213.21	131.82
Net Income (Loss)	$ 110,354,000	$ 85,428,000	$ 69,500,000
Company Selected Measure Amount	0.292	0.229	0.138
Timothy M. Kohl [Member]
Pay vs Performance Disclosure [Table]
PEO Total Compensation Amount	$ 1,655,770	$ 1,417,298
PEO Actually Paid Compensation Amount	$ 1,755,304	1,428,059
Randolph L. Marten [Member]
Pay vs Performance Disclosure [Table]
PEO Total Compensation Amount		1,633,231	$ 1,153,987
PEO Actually Paid Compensation Amount		$ 1,649,360	$ 1,598,750